Exhibit 99.1

VF Corporation Appoints Paul Vogel Chief Financial Officer

DENVER – May 22, 2024—VF Corporation (NYSE: VFC), a global leader in branded lifestyle apparel, footwear and accessories, today announced the appointment of Paul Vogel as Chief Financial Officer, effective July 8, 2024. He will succeed Matt Puckett, who as previously announced, will be stepping down.

Vogel is an experienced finance executive with significant operational, financial planning and capital markets experience. He most recently served as Chief Financial Officer of Spotify Technology S.A., the world’s most popular audio streaming subscription service, where he dramatically improved the financial health of the company. During his tenure as CFO, Spotify’s revenue nearly doubled, users more than doubled, and the company achieved expanded operating margins and free cash flow.

“We’re excited to welcome Paul to VF and look forward to his contributions to our leadership team as we reset the VF business and ignite growth across our brand portfolio,” said Bracken Darrell, VF’s President and Chief Executive Officer. “Paul’s extensive operational and financial expertise at a global, consumer-oriented company, and his deep knowledge of finance and the capital markets, will be valuable as we continue to strengthen VF’s financial positioning and drive the Company’s return to profitable growth.”

“It’s an honor to join VF at such an important time in the Company’s history,” said Vogel. “VF has all the right ingredients to return to growth – with a portfolio of globally renowned brands with loyal consumer bases in expanding markets, a talented team, and an innovative, purpose-driven culture. I look forward to working with the world-class team Bracken has assembled to enhance growth and value creation for shareholders.”

“We thank Matt for his contributions to VF during his over 23 years with the Company,” Darrell added. “He has been a great partner to me as I’ve settled into the CEO role, and demonstrated impressive leadership and dedication to the VF team. We wish him all the best.”

About Paul Vogel

Paul Vogel most recently served as Chief Financial Officer at Spotify Technology S.A., from January 2020 to December 2023, overseeing FP&A, M&A and Corporate Development, Investor Relations, Accounting, Treasury, Tax and Internal Audit. During his tenure as CFO, Spotify transformed into an EBIT profitable business, expanded to 180 markets from 80 markets, and grew its user base from 270 million users to over 600 million. Before serving as CFO, he was Spotify’s Head of Financial Planning & Analysis, Treasury and Investor Relations from 2016 to 2020, where he helped lead the company’s direct listing and build its investor base. Prior to joining Spotify, Vogel spent 20 years in the investment community as both an equity investor and publishing research analyst, most recently as Managing Director and Head of the Internet and Media Equity Research team at Barclays from 2013 to 2016. Previously, Vogel spent 10 years at AllianceBernstein as Global Sector Head for Consumer, Media and Internet Investing. He started his career as a Research Analyst at Morgan Stanley and DLJ. He is a CFA Charterholder and holds a Bachelor of Arts in Economics from the University of Pennsylvania.

About VF Corporation

Founded in 1899, VF Corporation is one of the world’s largest active-lifestyle companies which connects people to the activities and experiences they cherish most through a portfolio of outdoor, active, workwear and streetwear brands including Vans®, The North Face®, Timberland® and Dickies®. Our purpose is to power movements of sustainable and active lifestyles for the betterment of people and our planet. We connect this purpose with a relentless drive to succeed to create value for all stakeholders and use our company as a force for good. For more information, please visit vfc.com.

Forward-Looking Statements

Certain statements included in this release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting VF and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “believe,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding VF’s plans, objectives, projections and expectations relating to VF’s operations or financial performance, and assumptions related thereto are forward-looking statements. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. VF undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of VF to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the level of consumer demand for apparel and footwear; disruption to VF’s distribution system; changes in global economic conditions and the financial strength of VF’s consumers and customers, including as a result of current inflationary pressures; fluctuations in the price, availability and quality of raw materials and finished products; disruption and volatility in the global capital and credit markets; VF’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; VF’s ability to maintain the image, health and equity of its brands, including through investment in brand building and product innovation; intense competition from online retailers and other direct-to-consumer business risks; increasing pressure on margins; retail industry changes and challenges; VF’s ability to execute our Reinvent transformation program and other business priorities, including measures to streamline and right-size our cost base and strengthen the balance sheet while reducing leverage; VF’s ability to successfully establish a global commercial organization, and identify and capture efficiencies in our business model; any inability of VF or third parties on which we rely, to maintain the strength and security of information technology systems; the fact that VF’s facilities and systems, and those of third parties on which we rely, are frequent targets of cyber-attacks, and may in the future be vulnerable to such attacks, and any inability or failure by us or such third parties to anticipate or detect data or information security breaches or other cyber-attacks, including the cyber incident that was reported by VF in December 2023, could result in data or financial loss, reputational harm, business disruption, damage to our relationships with customers, consumers, employees and third parties on which we rely, litigation, regulatory investigations, enforcement actions or other negative impacts; any inability by VF or third parties on which we rely to properly collect, use, manage and secure business, consumer and employee data and comply with privacy and security regulations;

VF’s ability to adopt new technologies, including artificial intelligence, in a competitive and responsible manner; foreign currency fluctuations; stability of VF’s vendors’ manufacturing facilities and operations and VF’s ability to establish and maintain effective supply chain capabilities; continued use by VF’s suppliers of ethical business practices; VF’s ability to accurately forecast demand for products; actions of activist and other shareholders; VF’s ability to recruit, develop or retain key executive or employee talent or successfully transition executives; continuity of members of VF’s management; changes in the availability and cost of labor; VF’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment such as the impairment charges related to the Timberland®, Dickies® and Icebreaker® reporting unit goodwill; maintenance by VF’s licensees and distributors of the value of VF’s brands; VF’s ability to execute acquisitions and divestitures, integrate acquisitions and manage its brand portfolio; business resiliency in response to natural or man-made economic, public health, cyber, political or environmental disruptions; changes in tax laws and additional tax liabilities; legal, regulatory, political, economic, and geopolitical risks, including those related to the current conflicts in Ukraine and the Middle East and tensions between the U.S. and China; changes to laws and regulations; adverse or unexpected weather conditions, including any potential effects from climate change; VF’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent VF from fulfilling its financial obligations; VF’s ability to pay and declare dividends or repurchase its stock in the future; climate change and increased focus on environmental, social and governance issues; VF’s ability to execute on its sustainability strategy and achieve its sustainability-related goals and targets; risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the coronavirus (COVID-19) global pandemic; and tax risks associated with the spin-off of our Jeanswear business completed in 2019. More information on potential factors that could affect VF’s financial results is included from time to time in VF’s public reports filed with the SEC, including VF’s Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q, and Forms 8-K filed or furnished with the SEC.